Exhibit 99.1

                                  CERTIFICATION

Each of the undersigned hereby certifies, in accordance with 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, in his capacity as an officer of the BFA Liquidation Trust (the "TRUST"), that, to his knowledge, the Quarterly Report of the Trust on Form 10-Q for the period ended September 30, 2002, fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operation of the Trust.


Date: November 15, 2002          By: /s/ Clifton R. Jessup, Jr.
                                     -------------------------------------------
                                     Name: Clifton R. Jessup, Jr.
                                     Title: Liquidating Trustee


Date: November 15, 2002          By: /s/ Mark A. Roberts
                                     -------------------------------------------
                                     Name: Mark A. Roberts
                                     Title: Assistant to the Liquidating Trustee